UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2008

                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------

             (Exact Name of Registrant as Specified in Its Charter)

    000-52408                      13-1026995                     Nevada
    ---------                      ----------                     ------
(Commission File                 (IRS Employer               (State or Other
     Number)                  Identification No.)            Jurisdiction of
                                                              Incorporation)

                      1809 East Broadway Street, Suite 175
                              Ovieda, Florida 32765
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (407) 620-1063
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Directors

     At a meeting of the Board of Directors of the Company held on May 28, 2008, the Board elected Vivorel B. Sareboune and Radu Lazar as directors of the Company, to fill existing vacancies on the Board. The Board also appointed the two newly-elected independent directors as members of the Audit Committee of the Board of Directors.


Vivorel B. Sareboune, 35, received Bachelor of Arts and Master of Arts degrees in 1994 and 1997, respectively, from Moldova State University, Moldova, specializing in arts and civil and international law. He received a Master of Business Administration in 2001, and a Master of Science in Accounting in 2005, from the University of Central Florida, Orlando, Florida. Since December 2007, Mr. Sareboune has been the Vice President Finance and New Business Development for Life Extension Nutrition Center, Maitland, Florida. From November 2005 to November 2007, Mr. Sareboune was employed as a tax associate for CNL Hotel and Resorts Inc., Orlando, Florida, and also from November 2005 to June 2006, he was a business and financial planning consultant with EDIS Secure LLLP, Orlando, Florida. From September 2003 to October 2005, Mr. Sareboune was the corporate accountant for CNLR (NNN) and CNL Hospitality Corp., Orlando, Florida.

Mr. Radu Lazar, 31, received a B.S. degree in International Economic Relations from the Academy of Economic Studies, Chisinau, Moldova, in 1999. From September 2007 to the present, he has been a project manager with Endava, an information technology consulting company in Chisinau, Moldova. From 1998 to September 2007, Mr. Lazar was with CNFA, Chisinau, Moldova, for the last two years of which he was a grant administrator for U.S. Agency for International Development funds for private enterprise investments in Moldova, as part of the agency's agribusiness development project. Prior to September 2005, Mr. Lazar was an agribusiness enterprise development coordinator, an agribusiness program assistant and a property management/logistics specialist with CNFA.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMERGING MEDIA HOLDINGS, INC.

                                By:      /s/  Iurie Bordian
                                         ------------------
                                Name:    Iurie Bordian
                                Title:   President and Chief Executive Officer



Date: May 29, 2008